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Exhibit 99.1

FINANCIAL AND STATISTICAL INFORMATION FOR
38 MEMBERS OF OGLETHORPE POWER CORPORATION

        Our members operate their systems on a not-for-profit basis. Accumulated margins derived after payment of operating expenses and provision for depreciation constitute patronage capital of the consumers of our members. Refunds of accumulated patronage capital to the individual consumers may be made from time to time subject to limitations contained in mortgages between our members and the Rural Utilities Service or loan documents with other lenders. The Rural Utilities Service mortgage generally prohibits such distributions unless, after any such distribution, the member's total equity will equal at least 30% of its total assets, except that distributions may be made of up to 25% of the margins and patronage capital received by the member in the preceding year provided that equity is at least 20%.

        We are a membership corporation, and our members are not our subsidiaries. Except with respect to the obligations of our members under each member's wholesale power contract with us and our rights under such contracts to receive payment for power and energy supplied, we have no legal interest in, or obligations in respect of, any of the assets, liabilities, equity, revenues or margins of our members.

        The following selected information on the individual members is intended to show, in the aggregate, the assets, liabilities, equity, revenues and margins of our members. Member assets, liabilities, equity, revenues and margins should not, however, be attributed to us. In addition, the revenues of our members are not pledged to us, but such revenues are received by the respective members and are the source from which moneys are derived by our members to pay for power and energy received from us. Revenues of our members are, however, pledged under their respective Rural Utilities Service mortgages or loan documents with other lenders.

        The information contained in these tables was taken from Rural Utilities Service Financial and Statistical Reports (RUS Form 7) or similar reports prepared for other lenders or provided directly by a member. This information has not been independently verified by the Rural Utilities Service, any lender or us. The "Total" columns were not supplied or compiled by the Rural Utilities Service, any lender or our members. The "Total" column in each table is for informational purposes only, inasmuch as each member operates independently and is not responsible for the obligations of other members, except as provided in the wholesale power contracts (see "BUSINESS—OGLETHORPE POWER CORPORATION—Wholesale Power Contracts" in our Annual Report on Form 10-K for the fiscal year ended December 31, 2014). In addition, the Times Interest Earned, Equity to Assets and Equity to Total Capitalization ratios were calculated by us from information obtained from each member's RUS Form 7 or other financial information provided to us, but the calculations were not independently verified by our members. No adjustments were made by us in calculating these ratios for items such as debt refinancings that are not reflected separately on the financial information provided to us.

        For the calendar years 2012, 2013 and 2014, the information on the individual members is presented in the succeeding tables as follows:

  Table 1—Selected Statistics,
  Table 2—Average Number of Consumers Served,
  Table 3—Annual Megawatt-hour Sales by Consumer Class,
  Table 4—Annual Revenues by Consumer Class,
  Table 5—Summary of Operating Results, and
  Table 6—Condensed Balance Sheet Information.

 FINANCIAL AND STATISTICAL INFORMATION FOR THE
38 MEMBERS OF OGLETHORPE POWER CORPORATION

Table 1
SELECTED STATISTICS OF EACH MEMBER
(as of December 31)

	Altamaha	Amicalola	Canoochee	Carroll	Central Georgia	Coastal	Cobb (2)	Colquitt	Coweta- Fayette	Diverse (2)
2014
Avg. Monthly Residential Rev. ($)	150.05	137.04	146.54	148.86	124.40	173.32	127.10	136.55	136.84	166.67
Avg. Monthly Residential kWh	1,129	1,238	1,238	1,227	1,442	1,287	1,157	1,241	1,289	1,345
Avg. Residential Rev.(cents per kWh)	13.29	11.07	11.84	12.13	8.63	13.47	10.98	11.01	10.61	12.39
Times Interest Earned Ratio (1)	2.14	2.04	2.55	1.50	2.20	1.72	1.83	2.49	2.42	1.46
Equity / Assets (1)	61%	47%	46%	37%	37%	32%	43%	44%	41%	37%
Equity / Total Capitalization (1)	66%	61%	55%	44%	41%	36%	47%	52%	45%	43%
2013
Avg. Monthly Residential Rev. ($)	138.02	130.24	142.43	139.26	109.23	159.79	121.01	130.58	130.75	155.87
Avg. Monthly Residential kWh	1,051	1,156	1,162	1,152	1,252	1,214	1,102	1,181	1,210	1,318
Avg. Residential Rev.(cents per kWh)	13.14	11.27	12.26	12.09	8.72	13.16	10.98	11.06	10.80	11.83
Times Interest Earned Ratio (1)	2.12	1.93	2.70	2.08	1.70	1.57	1.21	2.45	2.44	1.89
Equity / Assets (1)	65%	45%	44%	38%	35%	31%	43%	39%	39%	39%
Equity / Total Capitalization (1)	70%	59%	52%	45%	39%	36%	48%	48%	43%	43%
2012
Avg. Monthly Residential Rev. ($)	139.96	127.27	140.19	134.61	115.01	157.04	129.52	127.26	125.79	157.74
Avg. Monthly Residential kWh	1,046	1,115	1,160	1,124	1,253	1,205	1,141	1,184	1,224	1,297
Avg. Residential Rev.(cents per kWh)	13.39	11.41	12.08	11.98	9.18	13.03	11.35	10.75	10.28	12.16
Times Interest Earned Ratio (1)	3.18	1.84	2.62	1.78	2.04	1.41	2.32	2.61	2.32	1.72
Equity / Assets (1)	66%	44%	42%	37%	36%	30%	42%	42%	37%	47%
Equity / Total Capitalization (1)	71%	58%	49%	43%	39%	33%	48%	50%	41%	52%
	Middle Georgia	Mitchell	Ocmulgee	Oconee	Okefenoke	Planters	Rayle	Satilla	Sawnee	Slash Pine
2014
Avg. Monthly Residential Rev. ($)	152.25	157.70	129.86	158.38	151.57	153.44	144.08	143.93	131.21	140.86
Avg. Monthly Residential kWh	1,309	1,231	1,053	1,238	1,203	1,265	1,084	1,267	1,261	1,181
Avg. Residential Rev.(cents per kWh)	11.63	12.81	12.33	12.79	12.60	12.13	13.30	11.36	10.41	11.93
Times Interest Earned Ratio (1)	2.58	2.18	2.87	1.92	1.78	2.69	1.68	3.04	2.06	2.66
Equity / Assets (1)	39%	51%	48%	34%	35%	50%	26%	43%	38%	40%
Equity / Total Capitalization (1)	43%	62%	57%	39%	42%	58%	30%	54%	51%	49%
2013
Avg. Monthly Residential Rev. ($)	145.83	152.93	119.44	134.78	144.22	140.85	134.25	140.87	129.20	134.53
Avg. Monthly Residential kWh	1,218	1,184	987	1,116	1,152	1,184	1,009	1,190	1,196	1,123
Avg. Residential Rev.(cents per kWh)	11.97	12.91	12.11	12.08	12.52	11.89	13.30	11.84	10.80	11.98
Times Interest Earned Ratio (1)	0.33	2.37	2.04	1.27	1.51	2.18	1.03	3.08	2.41	2.64
Equity / Assets (1)	34%	51%	45%	32%	35%	52%	25%	44%	41%	39%
Equity / Total Capitalization (1)	39%	60%	53%	40%	40%	58%	30%	54%	53%	49%
2012
Avg. Monthly Residential Rev. ($)	128.78	149.44	113.27	128.73	142.04	137.25	130.68	138.12	129.54	129.25
Avg. Monthly Residential kWh	1,209	1,108	978	1,115	1,165	1,179	994	1,185	1,241	1,114
Avg. Residential Rev.(cents per kWh)	10.65	13.49	11.58	11.55	12.20	11.64	13.15	11.66	10.43	11.60
Times Interest Earned Ratio (1)	2.20	2.37	2.12	1.44	1.73	2.52	1.14	3.19	3.08	2.19
Equity / Assets (1)	39%	52%	43%	33%	35%	52%	26%	45%	43%	39%
Equity / Total Capitalization (1)	44%	64%	52%	41%	40%	59%	30%	54%	55%	49%

Footnotes:

(1)
Times Interest Earned and Equity ratios were calculated from information contained on each Member's RUS Form 7, or similar form provided to another lender, and were not independently verified by each respective Member.

(2)
In 2012, Cobb owned the distribution system and served the load of Pataula EMC; therefore, Pataula's information was reported with Cobb's. However, the service territory and customers previously transferred from Pataula to Cobb were transferred to Diverse Power Corporation in 2013. Pataula's information is now reported with Diverse Power's.

 Table 1 (continued)

	Excelsior	Flint	Grady	GreyStone	Habersham	Hart	Irwin	Jackson	Jefferson	Little Ocmulgee
2014
Avg. Monthly Residential Rev. ($)	128.01	152.59	142.89	127.49	134.64	144.72	155.02	127.99	146.05	137.74
Avg. Monthly Residential kWh	1,325	1,368	1,150	1,223	1,076	1,153	1,124	1,297	1,180	1,054
Avg. Residential Rev.(cents per kWh)	9.66	11.15	12.42	10.43	12.52	12.55	13.79	9.87	12.37	13.07
Times Interest Earned Ratio (1)	2.30	1.77	2.59	2.15	1.71	2.71	1.98	2.18	2.05	1.97
Equity / Assets (1)	57%	36%	45%	43%	36%	42%	32%	41%	43%	33%
Equity / Total Capitalization (1)	65%	45%	54%	48%	42%	50%	34%	47%	53%	39%
2013
Avg. Monthly Residential Rev. ($)	118.11	143.04	136.66	120.91	127.71	131.38	153.03	121.54	140.50	130.37
Avg. Monthly Residential kWh	1,235	1,267	1,092	1,168	1,019	1,083	1,152	1,234	1,113	991
Avg. Residential Rev.(cents per kWh)	9.56	11.29	12.52	10.35	12.54	12.13	13.29	9.85	12.63	13.16
Times Interest Earned Ratio (1)	2.24	1.37	2.82	2.19	1.71	2.11	0.45	1.94	2.56	1.72
Equity / Assets (1)	58%	33%	45%	42%	32%	42%	30%	40%	42%	33%
Equity / Total Capitalization (1)	66%	40%	57%	47%	38%	51%	32%	46%	51%	40%
2012
Avg. Monthly Residential Rev. ($)	117.33	130.70	131.50	117.94	120.42	126.30	137.42	120.52	139.06	127.10
Avg. Monthly Residential kWh	1,231	1,271	1,081	1,158	987	1,057	1,062	1,225	1,121	987
Avg. Residential Rev.(cents per kWh)	9.53	10.29	12.16	10.18	12.20	11.95	12.93	9.84	12.41	12.88
Times Interest Earned Ratio (1)	2.14	1.61	2.30	1.72	1.41	1.91	1.37	1.97	2.18	1.52
Equity / Assets (1)	59%	35%	45%	42%	31%	43%	33%	40%	40%	32%
Equity / Total Capitalization (1)	66%	41%	55%	47%	36%	52%	36%	46%	49%	37%

	Snapping Shoals	Southern Rivers	Sumter	Three Notch	Tri- County	Upson	Walton	Washington		MEMBER WTD. AVG.
2014
Avg. Monthly Residential Rev. ($)	130.30	167.16	170.35	127.77	154.42	130.22	134.79	129.59		137.07
Avg. Monthly Residential kWh	1,346	1,329	1,409	946	1,226	1,148	1,311	1,115		1,251
Avg. Residential Rev.(cents per kWh)	9.68	12.6	12.09	13.5	12.60	11.34	10.28	11.62		10.96
Times Interest Earned Ratio (1)	1.70	2.29	1.93	3.56	1.67	3.31	3.32	2.12		2.11
Equity / Assets (1)	39%	35%	47%	42%	36%	51%	44%	52%		41%
Equity / Total Capitalization (1)	53%	43%	52%	45%	39%	59%	63%	57%		49%
2013
Avg. Monthly Residential Rev. ($)	121.08	153.37	160.29	115.67	139.00	118.63	126.45	119.22		129.49
Avg. Monthly Residential kWh	1,252	1,252	1,317	887	1,142	1,063	1,238	1,036		1,179
Avg. Residential Rev.(cents per kWh)	9.67	12.25	12.18	13.03	12.17	11.16	10.21	11.50		10.99
Times Interest Earned Ratio (1)	1.52	2.00	1.85	1.64	1.56	2.45	3.48	2.17		1.92
Equity / Assets (1)	41%	33%	47%	38%	34%	51%	44%	52%		41%
Equity / Total Capitalization (1)	54%	40%	52%	43%	37%	59%	58%	57%		48%
2012
Avg. Monthly Residential Rev. ($)	119.67	146.76	157.56	108.47	133.89	117.62	126.55	119.42		128.13
Avg. Monthly Residential kWh	1,268	1,225	1,315	887	1,132	1,061	1,256	1,031		1,182
Avg. Residential Rev.(cents per kWh)	9.44	11.99	11.98	12.24	11.83	11.09	10.08	11.58		10.84
Times Interest Earned Ratio (1)	1.42	2.38	2.16	1.91	1.65	2.47	3.06	2.20		2.12
Equity / Assets (1)	43%	36%	48%	40%	35%	51%	40%	51%		41%
Equity / Total Capitalization (1)	55%	43%	53%	44%	37%	59%	53%	56%		48%

Footnotes:

(1)
Times Interest Earned and Equity ratios were calculated from information contained on each Member's RUS Form 7, or similar form provided to another lender, and were not independently verified by each respective Member.

(2)
In 2012, Cobb owned the distribution system and served the load of Pataula EMC; therefore, Pataula's information was reported with Cobb's. However, the service territory and customers previously transferred from Pataula to Cobb were transferred to Diverse Power Corporation in 2013. Pataula's information is now reported with Diverse Power's.

FINANCIAL AND STATISTICAL INFORMATION FOR THE
38 MEMBERS OF OGLETHORPE POWER CORPORATION

Table 2
AVERAGE NUMBER OF CONSUMERS SERVED BY EACH MEMBER

	Altamaha	Amicalola	Canoochee	Carroll	Central Georgia	Coastal	Cobb (1)	Colquitt	Coweta- Fayette	Diverse (1)
2014
Residential Service	18,051	42,094	20,021	46,812	48,158	15,122	176,178	57,965	70,031	29,365
Commercial & Industrial	1,795	4,411	341	2,453	4,457	2,171	15,917	3,448	5,926	4,161
Other	207	9	405	370	298	148	5,078	2,715	746	901

Total Consumers Served	20,053	46,514	20,767	49,635	52,913	17,441	197,173	64,128	76,703	34,427

2013
Residential Service	17,996	41,847	19,847	46,533	47,704	14,912	178,149	57,724	69,043	24,995
Commercial & Industrial	1,791	4,277	337	2,460	4,314	2,016	16,209	3,439	5,872	3,683
Other	186	9	392	368	289	146	7,322	2,592	739	167

Total Consumers Served	19,973	46,133	20,576	49,361	52,307	17,074	201,680	63,755	75,654	28,845

2012
Residential Service	17,954	41,576	19,850	46,315	46,978	14,917	176,576	57,406	68,378	24,857
Commercial & Industrial	1,791	4,196	329	2,460	4,217	1,944	15,668	3,408	5,802	3,614
Other	165	9	369	372	284	144	5,503	2,424	733	157

Total Consumers Served	19,910	45,781	20,548	49,147	51,479	17,005	197,747	63,238	74,913	28,628

	Middle Georgia	Mitchell	Ocmulgee	Oconee	Okefenoke	Planters	Rayle	Satilla	Sawnee	Slash Pine
2014
Residential Service	5,099	21,160	10,794	10,497	32,302	15,043	15,743	49,349	143,789	7,850
Commercial & Industrial	1,705	1,177	660	1,866	2,376	580	2,556	2,558	15,707	375
Other	1,056	2,782	539	169	434	895	—	2,228	1,383	252

Total Consumers Served	7,860	25,119	11,993	12,532	35,112	16,518	18,299	54,135	160,879	8,477

2013
Residential Service	5,122	21,168	10,770	10,692	32,083	15,046	15,736	49,023	140,420	7,820
Commercial & Industrial	1,704	1,174	660	1,766	2,342	571	2,509	2,533	15,395	377
Other	989	2,654	511	164	432	850	—	2,155	1,396	246

Total Consumers Served	7,815	24,996	11,941	12,622	34,857	16,467	18,245	53,711	157,211	8,443

2012
Residential Service	5,111	21,269	10,807	10,809	31,999	15,022	15,773	48,699	137,045	7,756
Commercial & Industrial	1,702	1,149	650	1,656	2,329	579	2,463	2,550	15,138	359
Other	902	2,510	502	156	420	789	—	2,044	1,405	240

Total Consumers Served	7,715	24,928	11,959	12,621	34,748	16,390	18,236	53,293	153,588	8,355

Footnote:

(1)
In 2012, Cobb owned the distribution system and served the load of Pataula EMC; therefore, Pataula's information was reported with Cobb's. However, the service territory and customers previously transferred from Pataula to Cobb were transferred to Diverse Power Corporation in 2013. Pataula's information is now reported with Diverse Power's.

Table 2 (continued)

	Excelsior	Flint	Grady	GreyStone	Habersham	Hart	Irwin	Jackson	Jefferson	Little Ocmulgee
2014
Residential Service	20,422	71,442	18,345	113,228	31,545	28,134	10,771	192,993	31,112	10,575
Commercial & Industrial	1,349	9,763	477	8,697	2,396	7,242	143	16,383	1,699	135
Other	364	979	638	137	7	10	1,293	4,621	385	395

Total Consumers Served	22,135	82,184	19,460	122,062	33,948	35,386	12,207	213,997	33,196	11,105

2013
Residential Service	20,286	70,990	18,343	111,966	31,426	28,198	9,849	189,650	31,023	10,555
Commercial & Industrial	1,345	9,629	477	8,534	2,394	7,169	125	16,085	1,702	133
Other	339	948	615	246	7	9	1,126	4,570	369	385

Total Consumers Served	21,970	81,567	19,435	120,746	33,827	35,376	11,100	210,305	33,094	11,073

2012
Residential Service	20,134	70,687	18,276	110,948	31,340	28,293	10,599	186,860	31,004	10,542
Commercial & Industrial	1,324	9,394	460	8,388	2,360	7,086	133	15,848	1,623	131
Other	309	913	585	301	7	9	1,122	4,511	324	358

Total Consumers Served	21,767	80,994	19,321	119,637	33,707	35,388	11,854	207,219	32,951	11,031

	Snapping Shoals	Southern Rivers	Sumter	Three Notch	Tri- County	Upson	Walton	Washington		MEMBER TOTAL
2014
Residential Service	88,901	17,525	14,630	13,809	19,044	8,294	112,271	14,590		1,653,054
Commercial & Industrial	4,048	1,091	4,862	529	1,923	694	7,791	615		144,477
Other	1,136	16	635	911	—	113	1,733	106		34,094

Total Consumers Served	94,085	18,632	20,127	15,249	20,967	9,101	121,795	15,311		1,831,625

2013
Residential Service	87,686	17,495	14,665	13,867	19,087	8,305	110,466	14,641		1,635,128
Commercial & Industrial	4,060	1,081	4,792	1,383	1,898	702	7,707	618		143,263
Other	1,040	16	573	3	—	116	1,698	88		33,755

Total Consumers Served	92,786	18,592	20,030	15,253	20,985	9,123	119,871	15,347		1,812,146

2012
Residential Service	86,874	17,502	14,678	13,878	19,097	8,352	109,229	14,619		1,622,009
Commercial & Industrial	4,189	1,071	4,752	523	1,896	722	7,647	621		140,172
Other	1,024	17	503	777	—	116	1,671	66		31,741

Total Consumers Served	92,087	18,590	19,933	15,178	20,993	9,190	118,547	15,306		1,793,922

Footnote:

(1)
In 2012, Cobb owned the distribution system and served the load of Pataula EMC; therefore, Pataula's information was reported with Cobb's. However, the service territory and customers previously transferred from Pataula to Cobb were transferred to Diverse Power Corporation in 2013. Pataula's information is now reported with Diverse Power's.

 FINANCIAL AND STATISTICAL INFORMATION FOR THE
38 MEMBERS OF OGLETHORPE POWER CORPORATION

Table 3
ANNUAL MWh SALES BY CONSUMER CLASS OF EACH MEMBER

	Altamaha	Amicalola	Canoochee	Carroll	Central Georgia	Coastal	Cobb (1)	Colquitt	Coweta- Fayette	Diverse (1)
2014
Residential Service	244,571	625,220	297,399	689,101	833,126	233,496	2,446,619	862,949	1,083,647	473,907
Commercial & Industrial	159,484	108,137	115,963	365,050	421,039	225,448	1,180,381	256,093	437,499	194,732
Other	7,622	181	6,196	6,737	4,006	2,592	211,364	99,631	8,456	42,485

Total MWh Sales	411,677	733,538	419,559	1,060,888	1,258,171	461,537	3,838,363	1,218,673	1,529,602	711,124

2013
Residential Service	226,875	580,517	276,675	643,101	716,638	217,327	2,356,264	817,927	1,002,732	395,320
Commercial & Industrial	142,649	103,946	114,650	361,089	366,766	218,963	1,192,155	248,212	418,518	141,670
Other	5,595	183	4,352	6,297	3,800	2,421	231,140	80,339	8,579	13,189

Total MWh Sales	375,119	684,647	395,677	1,010,487	1,087,204	438,711	3,779,559	1,146,478	1,429,829	550,179

2012
Residential Service	225,255	556,345	276,349	624,448	706,270	215,713	2,417,032	815,760	1,003,980	386,931
Commercial & Industrial	137,111	103,980	107,704	376,060	345,873	208,017	1,181,952	254,549	426,156	143,420
Other	6,118	183	6,274	6,475	3,816	2,397	235,797	88,884	8,337	9,657

Total MWh Sales	368,484	660,508	390,327	1,006,982	1,055,959	426,127	3,834,781	1,159,194	1,438,472	540,008

	Middle Georgia	Mitchell	Ocmulgee	Oconee	Okefenoke	Planters	Rayle	Satilla	Sawnee	Slash Pine
2014
Residential Service	80,096	312,645	136,439	156,004	466,312	228,340	204,693	750,516	2,175,190	111,259
Commercial & Industrial	38,908	71,674	45,979	190,962	62,470	31,407	58,815	312,458	1,076,306	58,167
Other	30,714	77,033	9,003	4,598	17,487	25,103	—	42,750	29,526	3,769

Total MWh Sales	149,718	461,352	191,420	351,564	546,269	284,850	263,508	1,105,725	3,281,022	173,195

2013
Residential Service	74,877	300,854	127,498	143,178	443,426	213,857	190,608	699,882	2,015,890	105,387
Commercial & Industrial	38,043	66,339	44,271	181,530	65,291	24,952	55,239	321,234	1,040,536	59,640
Other	10,588	53,386	5,024	3,050	17,415	14,198	—	30,979	29,695	4,086

Total MWh Sales	123,508	420,579	176,793	327,758	526,132	253,007	245,847	1,052,095	3,086,121	169,112

2012
Residential Service	74,133	282,713	126,823	144,587	447,203	212,605	188,110	692,485	2,041,618	103,698
Commercial & Industrial	39,918	62,555	44,255	166,124	54,542	24,288	53,945	304,978	1,048,714	52,494
Other	25,164	69,456	10,084	5,114	18,944	19,489	—	32,959	29,878	7,032

Total MWh Sales	139,215	414,725	181,162	315,825	520,689	256,382	242,055	1,030,422	3,120,211	163,224

Footnote:

(1)
In 2012, Cobb owned the distribution system and served the load of Pataula EMC; therefore, Pataula's information was reported with Cobb's. However, the service territory and customers previously transferred from Pataula to Cobb were transferred to Diverse Power Corporation in 2013. Pataula's information is now reported with Diverse Power's.

Table 3 (continued)

	Excelsior	Flint	Grady	GreyStone	Habersham	Hart	Irwin	Jackson	Jefferson	Little Ocmulgee
2014
Residential Service	324,757	1,172,804	253,164	1,661,068	407,131	389,349	145,285	3,003,211	440,649	133,781
Commercial & Industrial	69,978	555,935	37,944	1,044,869	99,347	190,072	27,139	1,907,420	110,236	49,311
Other	5,249	49,215	18,829	16,608	142	739	29,410	290,569	20,351	6,802

Total MWh Sales	399,983	1,777,953	309,937	2,722,545	506,620	580,159	201,834	5,201,199	571,236	189,894

2013
Residential Service	300,698	1,079,290	240,270	1,569,336	384,189	366,492	136,116	2,809,034	414,191	125,496
Commercial & Industrial	67,924	522,242	39,087	1,053,568	95,030	178,374	27,306	1,831,132	107,039	48,234
Other	3,568	38,519	14,632	16,813	142	447	12,848	284,046	12,516	4,830

Total MWh Sales	372,190	1,640,050	293,990	2,639,717	479,361	545,313	176,270	4,924,212	533,746	178,560

2012
Residential Service	297,528	1,077,807	237,108	1,542,369	371,336	358,844	135,124	2,747,209	416,900	124,859
Commercial & Industrial	69,159	543,911	42,826	1,041,476	94,655	176,174	27,843	1,800,213	117,404	48,177
Other	5,400	52,153	14,975	15,121	142	596	22,702	277,871	16,719	6,138

Total MWh Sales	372,087	1,673,871	294,908	2,598,967	466,132	535,614	185,669	4,825,293	551,022	179,175

	Snapping Shoals	Southern Rivers	Sumter	Three Notch	Tri- County	Upson	Walton	Washington		MEMBER TOTAL
2014
Residential Service	1,436,457	279,492	247,375	156,754	280,141	114,297	1,766,715	195,241		24,819,199
Commercial & Industrial	464,861	49,770	92,571	28,453	90,238	14,969	672,702	160,465		11,077,249
Other	17,188	4,970	39,855	47,983	—	3,204	75,643	5,849		1,261,860

Total MWh Sales	1,918,506	334,232	379,801	233,189	370,379	132,470	2,515,060	361,555		37,158,308

2013
Residential Service	1,317,677	262,783	231,679	147,675	261,648	105,934	1,641,384	182,061		23,124,789
Commercial & Industrial	442,219	49,161	89,981	28,540	87,308	14,297	649,173	165,521		10,701,826
Other	16,404	4,900	22,075	31,358	—	2,753	71,847	2,554		1,064,569

Total MWh Sales	1,776,300	316,844	343,735	207,573	348,955	122,985	2,362,404	350,136		34,891,184

2012
Residential Service	1,322,091	257,179	231,649	147,637	259,364	106,298	1,646,202	180,833		23,002,397
Commercial & Industrial	447,561	49,542	94,258	28,308	87,066	14,849	642,975	167,031		10,630,062
Other	16,147	5,107	34,627	35,324	—	2,242	73,303	4,338		1,168,965

Total MWh Sales	1,785,799	311,828	360,535	211,270	346,430	123,390	2,362,480	352,201		34,801,424

Footnote:

(1)
In 2012, Cobb owned the distribution system and served the load of Pataula EMC; therefore, Pataula's information was reported with Cobb's. However, the service territory and customers previously transferred from Pataula to Cobb were transferred to Diverse Power Corporation in 2013. Pataula's information is now reported with Diverse Power's.

 FINANCIAL AND STATISTICAL INFORMATION FOR THE
38 MEMBERS OF OGLETHORPE POWER CORPORATION

Table 4
ANNUAL REVENUES BY CONSUMER CLASS OF EACH MEMBER

	Altamaha	Amicalola	Canoochee	Carroll	Central Georgia	Coastal	Cobb (1)	Colquitt	Coweta- Fayette	Diverse (1)
2014
Residential Service	$32,502,906	$69,221,808	$35,206,165	$83,621,543	$71,889,185	$31,451,542	$268,711,028	$94,979,008	$115,000,171	$58,730,616
Commercial & Industrial	15,318,133	13,192,521	11,214,679	29,763,343	31,473,290	20,688,752	110,323,157	24,603,753	39,532,563	19,326,447
Other	870,701	36,049	887,327	909,728	642,185	408,480	24,410,146	10,949,665	1,775,470	4,616,663

Total Electric Sales	$48,691,740	$82,450,378	$47,308,171	$114,294,614	$104,004,660	$52,548,774	$403,444,330	$130,532,426	$156,308,204	$82,673,726
Other Operating Revenue	286,802	3,449,429	6,287,011	1,521,840	3,622,259	746,554	9,211,084	3,231,663	3,478,495	3,113,734

Total Operating Revenue	$48,978,542	$85,899,807	$53,595,182	$115,816,454	$107,626,919	$53,295,328	$412,655,414	$133,764,089	$159,786,699	$85,787,460

2013
Residential Service	$29,804,753	$65,400,855	$33,921,125	$77,760,361	$62,525,782	$28,594,318	$258,698,730	$90,450,818	$108,330,474	$46,750,957
Commercial & Industrial	13,603,007	12,648,695	11,186,117	28,862,345	27,299,708	19,016,566	110,227,924	23,792,320	38,182,150	14,363,987
Other	638,547	35,784	685,823	850,465	620,534	377,739	25,535,827	8,835,705	1,770,901	1,333,699

Total Electric Sales	$44,046,307	$78,085,334	$45,793,065	$107,473,171	$90,446,024	$47,988,623	$394,462,480	$123,078,843	$148,283,525	$62,448,643
Other Operating Revenue	712,275	5,305,586	6,390,494	2,944,969	3,626,070	1,033,191	9,330,881	3,250,466	3,661,349	2,851,674

Total Operating Revenue	$44,758,582	$83,390,920	$52,183,559	$110,418,140	$94,072,094	$49,021,814	$403,793,361	$126,329,309	$151,944,874	$65,300,317

2012
Residential Service	$30,153,536	$63,497,469	$33,392,964	$74,814,023	$64,833,102	$28,110,543	$274,437,494	$87,667,013	$103,218,835	$47,051,750
Commercial & Industrial	13,449,332	12,441,706	10,519,567	28,621,529	26,872,431	17,855,229	112,764,721	23,688,205	36,444,880	14,682,334
Other	703,411	35,401	898,662	859,485	601,014	353,776	25,769,058	9,400,925	1,728,856	1,061,999

Total Electric Sales	$44,306,279	$75,974,576	$44,811,193	$104,295,037	$92,306,547	$46,319,548	$412,971,273	$120,756,143	$141,392,571	$62,796,083
Other Operating Revenue	1,009,744	3,336,709	5,825,063	(941,796)	3,591,954	916,199	8,702,759	3,016,239	3,571,371	2,721,375

Total Operating Revenue	$45,316,023	$79,311,285	$50,636,256	$103,353,241	$95,898,501	$47,235,747	$421,674,032	$123,772,382	$144,963,942	$65,517,458

	Middle Georgia	Mitchell	Ocmulgee	Oconee	Okefenoke	Planters	Rayle	Satilla	Sawnee	Slash Pine
2014
Residential Service	$9,315,777	$40,042,568	$16,819,951	$19,950,337	$58,752,429	$27,697,481	$27,218,498	$85,236,127	$226,405,531	$13,268,642
Commercial & Industrial	4,896,847	8,197,450	4,447,893	14,086,620	7,598,333	3,047,313	7,580,040	23,352,895	99,206,916	5,725,497
Other	3,987,215	10,079,486	1,334,532	552,473	2,055,754	3,335,160	—	5,350,513	5,551,082	478,490

Total Electric Sales	$18,199,839	$58,319,504	$22,602,376	$34,589,430	$68,406,516	$34,079,954	$34,798,538	$113,939,535	$331,163,529	$19,472,629
Other Operating Revenue	572,366	(637,525)	781,808	708,039	969,161	1,653,677	483,650	3,276,493	(5,321,351)	772,306

Total Operating Revenue	$18,772,205	$57,681,979	$23,384,184	$35,297,469	$69,375,677	$35,733,631	$35,282,188	$117,216,028	$325,842,178	$20,244,935

2013
Residential Service	$8,963,100	$38,846,309	$15,436,967	$17,293,201	$55,524,398	$25,431,313	$25,350,547	$82,869,264	$217,702,065	$12,623,845
Commercial & Industrial	4,852,184	7,915,949	4,067,452	12,797,829	7,380,880	2,488,235	7,322,253	23,959,203	98,235,793	5,797,217
Other	1,815,905	7,001,559	830,461	376,731	1,919,937	2,014,716	—	4,153,859	5,095,807	510,970

Total Electric Sales	$15,631,189	$53,763,817	$20,334,880	$30,467,761	$64,825,215	$29,934,264	$32,672,800	$110,982,326	$321,033,665	$18,932,032
Other Operating Revenue	415,231	1,793,194	772,766	1,091,131	1,009,724	923,630	412,879	3,505,380	(4,889,653)	893,582

Total Operating Revenue	$16,046,420	$55,557,011	$21,107,646	$31,558,892	$65,834,939	$30,857,894	$33,085,679	$114,487,706	$316,144,012	$19,825,614

2012
Residential Service	$7,898,309	$38,141,954	$14,689,188	$16,697,109	$54,540,937	$24,741,918	$24,734,514	$80,718,030	$213,030,648	$12,029,405
Commercial & Industrial	4,473,464	7,037,201	3,878,063	11,485,803	6,682,144	2,383,549	7,071,581	22,586,449	96,344,168	4,930,066
Other	3,210,884	8,151,582	1,322,009	512,862	2,029,442	2,455,956	—	4,215,050	4,975,832	773,942

Total Electric Sales	$15,582,657	$53,330,737	$19,889,260	$28,695,774	$63,252,523	$29,581,423	$31,806,095	$107,519,529	$314,350,648	$17,733,413
Other Operating Revenue	509,287	3,191,057	770,075	1,041,999	1,052,209	1,715,206	603,073	3,695,106	(7,497,733)	1,321,673

Total Operating Revenue	$16,091,944	$56,521,794	$20,659,335	$29,737,773	$64,304,732	$31,296,629	$32,409,168	$111,214,635	$306,852,915	$19,055,086

Footnote:

(1)
In 2012, Cobb owned the distribution system and served the load of Pataula EMC; therefore, Pataula's information was reported with Cobb's. However, the service territory and customers previously transferred from Pataula to Cobb were transferred to Diverse Power Corporation in 2013. Pataula's information is now reported with Diverse Power's.

Table 4 (continued)

	Excelsior	Flint	Grady	GreyStone	Habersham	Hart	Irwin	Jackson	Jefferson	Little Ocmulgee
2014
Residential Service	$31,369,776	$130,815,290	$31,454,811	$173,231,715	$50,964,997	$48,859,313	$20,036,743	$296,423,591	$54,526,532	$17,479,296
Commercial & Industrial	6,916,742	52,165,387	3,844,017	95,186,140	11,117,366	22,389,790	3,152,184	166,426,540	10,621,678	4,450,005
Other	660,250	4,896,819	2,357,523	2,576,204	10,838	77,313	3,955,758	30,459,903	2,605,315	988,687

Total Electric Sales	$38,946,768	$187,877,496	$37,656,351	$270,994,059	$62,093,201	$71,326,416	$27,144,685	$493,310,034	$67,753,525	$22,917,988
Other Operating Revenue	(53,657)	8,113,583	1,691,541	8,373,725	1,987,790	2,430,256	760,098	17,425,900	4,073,898	998,298

Total Operating Revenue	$38,893,111	$195,991,079	$39,347,892	$279,367,784	$64,080,991	$73,756,672	$27,904,783	$510,735,934	$71,827,423	$23,916,286

2013
Residential Service	$28,750,569	$121,853,462	$30,080,001	$162,458,971	$48,162,693	$44,456,594	$18,085,978	$276,609,062	$52,304,820	$16,512,952
Commercial & Industrial	6,525,654	50,021,692	3,936,392	94,395,898	10,574,549	20,402,399	2,884,699	159,868,292	10,830,768	4,275,105
Other	525,664	4,024,889	1,994,794	2,621,534	9,623	49,072	2,434,462	28,727,876	1,862,627	754,268

Total Electric Sales	$35,801,887	$175,900,043	$36,011,187	$259,476,403	$58,746,865	$64,908,065	$23,405,139	$465,205,230	$64,998,215	$21,542,325
Other Operating Revenue	2,364	4,451,630	1,642,702	8,162,620	3,085,674	3,988,569	357,008	2,490,757	3,149,837	920,511

Total Operating Revenue	$35,804,251	$180,351,673	$37,653,889	$267,639,023	$61,832,539	$68,896,634	$23,762,147	$467,695,987	$68,148,052	$22,462,836

2012
Residential Service	$28,347,010	$110,868,845	$28,838,721	$157,027,908	$45,289,086	$42,882,085	$17,477,842	$270,235,918	$51,735,192	$16,079,041
Commercial & Industrial	6,545,978	46,262,728	4,163,913	91,320,834	10,123,899	19,773,898	2,893,972	154,253,572	11,100,916	4,202,962
Other	630,530	4,678,165	1,936,732	2,593,122	9,520	59,563	3,038,862	28,403,405	2,061,494	857,235

Total Electric Sales	$35,523,518	$161,809,738	$34,939,366	$250,941,864	$55,422,505	$62,715,546	$23,410,676	$452,892,895	$64,897,602	$21,139,238
Other Operating Revenue	(267,151)	11,402,163	1,512,138	8,307,468	2,687,429	3,745,395	544,893	16,626,505	4,045,083	487,687

Total Operating Revenue	$35,256,367	$173,211,901	$36,451,504	$259,249,332	$58,109,934	$66,460,941	$23,955,569	$469,519,400	$68,942,685	$21,626,925

	Snapping Shoals	Southern Rivers	Sumter	Three Notch	Tri- County	Upson	Walton	Washington		MEMBER TOTAL
2014
Residential Service	$139,003,760	$35,153,830	$29,906,410	$21,171,783	$35,288,799	$12,961,010	$181,601,959	$22,689,151		$2,718,960,079
Commercial & Industrial	36,602,849	5,312,315	11,676,789	3,898,302	9,307,516	1,786,663	62,223,219	12,584,310		1,013,238,254
Other	2,949,211	421,726	5,227,065	8,225,068	—	399,321	9,143,413	611,735		153,797,268

Total Electric Sales	$178,555,820	$40,887,871	$46,810,264	$33,295,153	$44,596,315	$15,146,994	$252,968,591	$35,885,196		$3,885,995,600
Other Operating Revenue	(4,561,532)	1,154,770	1,246,778	782,458	1,225,393	475,790	(2,329,997)	935,917		82,938,504

Total Operating Revenue	$173,994,288	$42,042,641	$48,057,042	$34,077,611	$45,821,708	$15,622,784	$250,638,594	$36,821,113		$3,968,934,104

2013
Residential Service	$127,407,451	$32,197,847	$28,208,639	$19,248,045	$31,836,851	$11,822,703	$167,619,042	$20,945,664		$2,540,840,526
Commercial & Industrial	34,989,781	4,885,468	11,189,614	3,726,638	8,461,557	1,643,866	59,922,574	12,460,082		974,994,842
Other	2,771,867	394,869	3,226,980	5,673,681	—	339,836	8,771,509	342,880		128,931,400

Total Electric Sales	$165,169,099	$37,478,184	$42,625,233	$28,648,364	$40,298,408	$13,806,405	$236,313,125	$33,748,626		$3,644,766,767
Other Operating Revenue	(3,107,382)	1,265,243	1,325,605	782,110	1,208,225	459,730	8,489,327	954,639		84,663,988

Total Operating Revenue	$162,061,717	$38,743,427	$43,950,838	$29,430,474	$41,506,633	$14,266,135	$244,802,452	$34,703,265		$3,729,430,755

2012
Residential Service	$124,750,117	$30,823,330	$27,751,707	$18,064,891	$30,682,539	$11,788,486	$165,872,706	$20,948,772		$2,493,862,937
Commercial & Industrial	35,502,311	4,829,285	11,362,016	3,374,815	8,291,731	1,678,168	58,791,639	12,554,563		951,239,622
Other	2,663,551	455,030	4,291,882	5,462,718	—	282,195	8,833,653	450,865		135,768,668

Total Electric Sales	$162,915,979	$36,107,645	$43,405,605	$26,902,424	$38,974,270	$13,748,849	$233,497,998	$33,954,200		$3,580,871,227
Other Operating Revenue	7,082,554	1,165,239	883,902	784,087	1,201,986	464,243	4,436,461	907,344		104,168,995

Total Operating Revenue	$169,998,533	$37,272,884	$44,289,507	$27,686,511	$40,176,256	$14,213,092	$237,934,459	$34,861,544		$3,685,040,222

Footnote:

(1)
In 2012, Cobb owned the distribution system and served the load of Pataula EMC; therefore, Pataula's information was reported with Cobb's. However, the service territory and customers previously transferred from Pataula to Cobb were transferred to Diverse Power Corporation in 2013. Pataula's information is now reported with Diverse Power's.

FINANCIAL AND STATISTICAL INFORMATION FOR THE
38 MEMBERS OF OGLETHORPE POWER CORPORATION

Table 5
SUMMARY OF OPERATING RESULTS OF EACH MEMBER

	Altamaha	Amicalola	Canoochee	Carroll	Central Georgia	Coastal	Cobb (1)	Colquitt	Coweta- Fayette	Diverse (1)
2014
Operating Revenue & Patronage Capital	$48,978,545	$85,899,807	$53,595,182	$115,816,454	$107,626,919	$53,295,328	$412,655,414	$133,764,089	$159,786,698	$85,787,460
Depreciation and Amortization	3,210,826	5,899,816	3,938,456	8,398,486	5,944,196	2,832,851	30,262,072	7,691,600	9,213,497	7,289,346
Other Operating Expenses	44,384,266	76,522,930	44,551,325	101,503,042	93,035,911	47,246,975	356,690,448	117,085,488	140,323,834	73,477,881

Electric Operating Margin	$1,383,453	$3,477,061	$5,105,401	$5,914,926	$8,646,812	$3,215,502	$25,702,893	$8,987,001	$10,249,367	$5,020,233
Other Income	1,288,009	2,463,251	1,691,844	2,366,138	3,065,334	776,115	19,464,540	1,807,982	6,629,031	1,470,719

Gross Operating Margin	$2,671,462	$5,940,312	$6,797,245	$8,281,064	$11,712,146	$3,991,617	$45,167,434	$10,794,983	$16,878,398	$6,490,952

Interest on Long-term Debt	1,238,177	2,911,273	2,659,289	5,509,467	5,307,952	2,278,518	24,412,233	4,330,037	6,918,759	4,413,911
Other Deductions	25,620	335	22,404	—	38,391	72,296	560,838	—	147,510	60,028

Net Margins	$1,407,665	$3,028,704	$4,115,552	$2,771,597	$6,365,803	$1,640,803	$20,194,363	$6,464,946	$9,812,129	$2,017,013

2013
Operating Revenue & Patronage Capital	$44,758,583	$83,390,920	$52,183,559	$110,418,140	$94,072,094	$49,021,814	$403,793,361	$126,115,512	$151,944,875	$65,300,317
Depreciation and Amortization	3,019,923	5,985,879	3,801,659	8,216,766	5,711,738	2,732,936	28,195,430	7,264,761	8,924,175	5,516,958
Other Operating Expenses	40,304,162	73,838,406	42,239,092	94,184,308	82,195,869	43,356,588	349,218,454	110,229,326	131,289,421	55,414,618

Electric Operating Margin	$1,434,498	$3,566,635	$6,142,808	$8,017,066	$6,164,487	$2,932,290	$26,379,476	$8,621,425	$11,731,279	$4,368,741
Other Income	1,248,983	2,675,103	1,244,895	998,096	2,819,345	744,204	3,700,691	1,732,983	6,021,647	1,524,737

Gross Operating Margin	$2,683,481	$6,241,738	$7,387,703	$9,015,162	$8,983,832	$3,676,494	$30,080,167	$10,354,408	$17,752,926	$5,893,478

Interest on Long-term Debt	1,253,635	3,241,282	2,731,394	4,340,384	5,290,531	2,309,010	24,183,237	4,230,012	7,227,498	3,097,667
Other Deductions	20,533	—	5,774	—	—	49,519	802,598	—	107,723	46,901

Net Margins	$1,409,313	$3,000,456	$4,650,535	$4,674,778	$3,693,301	$1,317,965	$5,094,332	$6,124,396	$10,417,705	$2,748,910

2012
Operating Revenue & Patronage Capital	$45,316,023	$79,311,285	$50,636,256	$103,353,241	$95,898,500	$47,235,747	$421,674,032	$123,772,382	$144,963,943	$65,517,459
Depreciation and Amortization	2,944,854	5,860,969	3,756,937	8,055,198	5,490,253	2,676,057	25,312,768	6,925,600	8,727,750	6,368,683
Other Operating Expenses	39,843,498	70,704,411	40,777,627	87,728,705	82,224,069	41,850,235	350,056,520	107,668,045	123,720,991	54,570,503

Electric Operating Margin	$2,527,671	$2,745,905	$6,101,692	$7,569,338	$8,184,178	$2,709,455	$46,304,744	$9,178,737	$12,515,202	$4,578,273
Other Income	1,289,936	3,585,831	1,436,129	803,885	2,579,256	670,150	16,079,153	1,705,570	4,068,183	746,732

Gross Operating Margin	$3,817,607	$6,331,736	$7,537,821	$8,373,223	$10,763,434	$3,379,605	$62,383,897	$10,884,307	$16,583,385	$5,325,005

Interest on Long-term Debt	1,200,425	3,431,071	2,873,815	4,700,501	5,281,247	2,396,367	25,936,464	4,171,376	7,105,602	3,085,911
Other Deductions	5,407	1,703	12,146	—	—	3,039	2,106,096	701	119,038	26,914

Net Margins	$2,611,775	$2,898,962	$4,651,860	$3,672,722	$5,482,187	$980,199	$34,341,337	$6,712,230	$9,358,745	$2,212,180

	Middle Georgia	Mitchell	Ocmulgee	Oconee	Okefenoke	Planters	Rayle	Satilla	Sawnee	Slash Pine
2014
Operating Revenue & Patronage Capital	$18,772,204	$57,681,979	$23,384,184	$35,297,469	$69,375,677	$35,733,630	$35,282,188	$117,216,027	$325,842,179	$20,244,935
Depreciation and Amortization	1,394,849	4,063,617	1,388,825	1,958,405	4,706,524	1,935,394	2,529,534	5,977,384	16,088,754	895,077
Other Operating Expenses	15,080,689	50,614,745	19,465,936	30,343,502	59,696,084	31,301,024	29,999,790	102,786,811	294,294,130	17,862,267

Electric Operating Margin	$2,296,666	$3,003,617	$2,529,423	$2,995,562	$4,973,069	$2,497,212	$2,752,864	$8,451,832	$15,459,295	$1,487,591
Other Income	447,307	1,385,349	476,627	685,351	1,314,236	1,343,718	1,073,794	2,745,072	7,059,756	432,470

Gross Operating Margin	$2,743,973	$4,388,966	$3,006,050	$3,680,913	$6,287,305	$3,840,930	$3,826,658	$11,196,904	$22,519,051	$1,920,061

Interest on Long-term Debt	1,039,364	1,986,017	1,044,393	1,913,020	3,429,694	1,406,769	2,261,997	3,635,239	10,915,332	720,818
Other Deductions	62,780	57,084	12,656	9,981	183,230	55,836	17,718	139,950	16,120	—

Net Margins	$1,641,829	$2,345,865	$1,949,001	$1,757,912	$2,674,381	$2,378,325	$1,546,943	$7,421,715	$11,587,599	$1,199,243

2013
Operating Revenue & Patronage Capital	$16,046,420	$55,557,012	$21,107,646	$31,558,892	$65,834,939	$30,857,893	$33,085,679	$114,487,707	$316,144,012	$19,825,614
Depreciation and Amortization	1,313,539	4,020,288	1,366,238	1,924,174	4,624,646	1,888,490	2,766,909	5,749,882	15,433,948	870,775
Other Operating Expenses	14,707,434	47,722,252	17,847,622	27,940,299	57,085,674	27,100,096	29,015,036	99,458,322	282,944,133	17,386,028

Electric Operating Margin	$25,447	$3,814,472	$1,893,786	$1,694,419	$4,124,619	$1,869,307	$1,303,734	$9,279,503	$17,765,931	$1,568,811
Other Income	391,540	1,192,873	324,706	734,334	1,367,349	1,310,879	1,114,984	2,489,679	6,739,744	347,831

Gross Operating Margin	$416,987	$5,007,345	$2,218,492	$2,428,753	$5,491,968	$3,180,186	$2,418,718	$11,769,182	$24,505,675	$1,916,642

Interest on Long-term Debt	962,750	2,037,707	1,083,351	1,814,671	3,532,976	1,456,345	2,326,363	3,802,798	10,139,456	725,067
Other Deductions	94,919	175,628	11,966	128,248	158,523	9,020	22,493	70,650	33,401	—

Net Margins	($640,682)	$2,794,010	$1,123,175	$485,834	$1,800,469	$1,714,821	$69,862	$7,895,734	$14,332,818	$1,191,575

2012
Operating Revenue & Patronage Capital	$16,091,943	$56,521,794	$20,659,335	$29,737,773	$64,304,734	$31,296,629	$32,409,168	$111,214,635	$306,852,915	$19,055,086
Depreciation and Amortization	1,223,973	3,668,796	1,330,104	1,890,890	4,535,660	1,865,133	2,656,742	5,514,107	17,315,741	832,325
Other Operating Expenses	13,187,909	49,315,042	17,477,568	25,721,969	53,994,427	26,992,907	28,001,522	96,519,081	263,656,354	17,014,676

Electric Operating Margin	$1,680,061	$3,537,956	$1,851,663	$2,124,914	$5,774,647	$2,438,589	$1,750,904	$9,181,447	$25,880,820	$1,208,085
Other Income	453,222	1,284,713	517,356	674,552	835,661	1,251,581	832,103	2,365,971	5,794,176	343,883

Gross Operating Margin	$2,133,283	$4,822,669	$2,369,019	$2,799,466	$6,610,308	$3,690,170	$2,583,007	$11,547,418	$31,674,996	$1,551,968

Interest on Long-term Debt	942,917	1,944,417	1,110,578	1,858,067	3,661,808	1,462,251	2,248,664	3,591,011	10,202,461	709,792
Other Deductions	56,208	213,640	11,708	130,376	262,935	—	23,688	81,344	237,841	—

Net Margins	$1,134,158	$2,664,612	$1,246,733	$811,023	$2,685,565	$2,227,919	$310,655	$7,875,063	$21,234,694	$842,176

Footnote:

(1)
In 2012, Cobb owned the distribution system and served the load of Pataula EMC; therefore, Pataula's information was reported with Cobb's. However, the service territory and customers previously transferred from Pataula to Cobb were transferred to Diverse Power Corporation in 2013. Pataula's information is now reported with Diverse Power's.

Table 5 (continued)

	Excelsior	Flint	Grady	GreyStone	Habersham	Hart	Irwin	Jackson	Jefferson	Little Ocmulgee
2014
Operating Revenue & Patronage Capital	$38,893,111	$195,991,079	$39,347,893	$279,367,784	$64,080,991	$73,756,672	$27,904,783	$510,735,934	$71,827,423	$23,916,286
Depreciation and Amortization	2,306,743	12,511,775	2,852,517	15,213,655	5,144,862	4,746,875	2,784,623	29,962,072	4,607,648	1,528,241
Other Operating Expenses	34,609,054	171,655,312	35,165,880	244,762,075	55,312,102	62,772,433	21,695,835	451,354,943	62,887,394	20,595,659

Electric Operating Margin	$1,977,314	$11,823,992	$1,329,496	$19,392,054	$3,624,027	$6,237,364	$3,424,325	$29,418,919	$4,332,381	$1,792,386
Other Income	1,299,706	2,527,479	1,710,894	4,813,036	1,888,401	2,915,253	703,134	17,055,455	2,210,033	563,544

Gross Operating Margin	$3,277,020	$14,351,471	$3,040,390	$24,205,090	$5,512,428	$9,152,617	$4,127,459	$46,474,374	$6,542,414	$2,355,930

Interest on Long-term Debt	1,424,324	7,983,423	1,131,219	11,254,807	3,094,308	3,372,130	2,042,871	21,288,525	3,169,302	1,197,564
Other Deductions	—	182,156	112,254	—	219,837	5,398	76,121	7,432	52,741	—

Net Margins	$1,852,696	$6,185,892	$1,796,917	$12,950,283	$2,198,283	$5,775,089	$2,008,467	$25,178,417	$3,320,371	$1,158,366

2013
Operating Revenue & Patronage Capital	$35,804,251	$180,351,673	$37,653,889	$267,639,023	$61,832,539	$68,896,635	$23,762,147	$467,695,987	$68,148,052	$22,462,836
Depreciation and Amortization	2,264,564	11,678,679	2,715,473	14,675,182	4,707,020	4,656,108	2,769,821	29,009,972	4,437,749	1,498,069
Other Operating Expenses	31,723,307	155,219,390	33,409,487	232,366,615	53,693,477	59,792,924	20,701,719	411,657,706	57,778,042	19,208,528

Electric Operating Margin	$1,816,380	$13,453,604	$1,528,929	$20,597,226	$3,432,042	$4,447,603	$290,607	$27,028,309	$5,932,261	$1,756,239
Other Income	1,149,397	2,347,421	1,502,545	3,562,221	1,879,294	2,930,089	700,903	15,042,230	2,452,976	526,511

Gross Operating Margin	$2,965,777	$15,801,025	$3,031,474	$24,159,447	$5,311,336	$7,377,692	$991,510	$42,070,539	$8,385,237	$2,282,750

Interest on Long-term Debt	1,324,303	7,984,598	983,679	11,048,399	3,096,900	3,497,870	2,054,722	21,629,714	3,268,901	1,328,263
Other Deductions	—	4,894,690	257,056	—	25,452	8,691	68,371	2,011	13,620	—

Net Margins	$1,641,474	$2,921,737	$1,790,739	$13,111,048	$2,188,984	$3,871,131	($1,131,583)	$20,438,814	$5,102,716	$954,487

2012
Operating Revenue & Patronage Capital	$35,256,367	$173,211,901	$36,451,504	$259,249,332	$58,109,934	$66,460,940	$23,955,569	$469,519,399	$68,942,685	$21,626,924
Depreciation and Amortization	2,186,036	10,968,219	2,626,483	14,211,927	4,678,626	4,599,687	2,612,374	28,497,927	4,223,210	1,433,605
Other Operating Expenses	31,323,110	150,629,589	32,341,052	229,188,680	50,137,872	57,916,403	19,366,927	411,818,548	59,856,746	18,781,623

Electric Operating Margin	$1,747,221	$11,614,093	$1,483,969	$15,848,725	$3,293,436	$3,944,850	$1,976,268	$29,202,924	$4,862,729	$1,411,696
Other Income	1,113,930	2,339,241	1,180,740	3,506,401	1,250,805	2,585,881	784,647	12,964,983	2,028,119	327,989

Gross Operating Margin	$2,861,151	$13,953,334	$2,664,709	$19,355,126	$4,544,241	$6,530,731	$2,760,915	$42,167,907	$6,890,848	$1,739,685

Interest on Long-term Debt	1,336,675	8,551,147	1,064,474	11,242,942	3,204,987	3,420,246	1,973,119	21,437,251	3,152,778	1,146,077
Other Deductions	—	175,524	218,900	—	22,496	11,327	55,956	2,662	15,126	—

Net Margins	$1,524,476	$5,226,663	$1,381,335	$8,112,184	$1,316,758	$3,099,158	$731,840	$20,727,994	$3,722,944	$593,608

	Snapping Shoals	Southern Rivers	Sumter	Three Notch	Tri- County	Upson	Walton	Washington		MEMBER TOTAL
2014
Operating Revenue & Patronage Capital	$173,994,288	$42,042,641	$48,057,042	$34,077,611	$45,821,708	$15,618,930	$250,638,594	$36,821,113		$3,968,930,251
Depreciation and Amortization	8,988,948	2,334,809	2,962,791	1,918,026	3,529,861	832,828	13,023,390	2,186,210		243,055,383
Other Operating Expenses	159,262,445	36,400,584	41,596,493	28,495,165	38,023,667	13,273,205	229,975,109	32,476,457		3,486,580,890

Electric Operating Margin	$5,742,895	$3,307,248	$3,497,758	$3,664,421	$4,268,180	$1,512,897	$7,640,095	$2,158,446		$239,293,978
Other Income	2,203,404	527,586	1,574,205	1,297,583	1,302,330	592,266	9,593,840	914,335		111,679,127

Gross Operating Margin	$7,946,299	$3,834,834	$5,071,963	$4,962,004	$5,570,510	$2,105,163	$17,233,935	$3,072,781		$350,973,105

Interest on Long-term Debt	4,562,839	1,676,186	2,628,876	1,373,376	3,323,359	630,013	5,136,341	1,430,061		165,051,783
Other Deductions	201,720	—	10,429	76,259	16,591	21,231	200,897	38,342		2,704,185

Net Margins	$3,181,740	$2,158,648	$2,432,658	$3,512,368	$2,230,560	$1,453,919	$11,896,697	$1,604,378		$183,217,137

2013
Operating Revenue & Patronage Capital	$162,061,717	$38,743,427	$43,950,838	$29,430,474	$41,506,633	$14,266,135	$244,802,452	$34,703,265		$3,729,216,962
Depreciation and Amortization	8,865,479	2,227,756	2,825,880	1,854,022	3,394,035	819,119	12,983,657	2,109,710		232,821,409
Other Operating Expenses	147,867,698	34,016,810	37,881,548	26,082,037	34,382,097	12,412,946	221,271,148	30,278,424		3,263,221,043

Electric Operating Margin	$5,328,540	$2,498,861	$3,243,410	$1,494,415	$3,730,501	$1,034,070	$10,547,647	$2,315,131		$233,174,509
Other Income	2,331,010	886,961	1,430,344	794,089	1,239,068	594,059	8,373,787	858,611		87,326,119

Gross Operating Margin	$7,659,550	$3,385,822	$4,673,754	$2,288,504	$4,969,569	$1,628,129	$18,921,434	$3,173,742		$320,500,628

Interest on Long-term Debt	4,849,766	1,691,350	2,512,028	1,363,409	3,152,075	658,051	5,377,256	1,459,032		163,066,450
Other Deductions	305,733	—	27,769	58,219	47,829	15,353	211,990	953		7,675,633

Net Margins	$2,504,051	$1,694,472	$2,133,957	$866,876	$1,769,665	$954,725	$13,332,188	$1,713,757		$149,758,545

2012
Operating Revenue & Patronage Capital	$169,998,533	$37,272,885	$44,289,508	$27,686,510	$40,176,256	$14,213,092	$237,934,459	$34,861,544		$3,685,040,222
Depreciation and Amortization	9,201,706	2,112,881	2,727,109	1,708,586	3,287,495	800,689	12,694,994	2,114,891		227,638,985
Other Operating Expenses	155,396,358	31,582,149	37,583,128	24,690,029	32,663,389	12,210,457	215,719,982	30,140,051		3,192,372,151

Electric Operating Margin	$5,400,469	$3,577,855	$3,979,271	$1,287,895	$4,225,372	$1,201,946	$9,519,483	$2,606,602		$265,029,085
Other Income	1,827,414	398,832	1,373,049	1,362,315	1,036,962	584,534	8,974,512	747,450		91,705,847

Gross Operating Margin	$7,227,883	$3,976,687	$5,352,320	$2,650,210	$5,262,334	$1,786,480	$18,493,995	$3,354,052		$356,734,932

Interest on Long-term Debt	4,969,390	1,669,566	2,473,869	1,331,322	3,195,860	716,423	5,974,121	1,522,116		166,297,108
Other Deductions	172,406	—	9,303	103,337	100	15,414	222,387	3,156		4,320,878

Net Margins	$2,086,087	$2,307,121	$2,869,148	$1,215,551	$2,066,374	$1,054,643	$12,297,487	$1,828,780		$186,116,946

Footnote:

(1)
In 2012, Cobb owned the distribution system and served the load of Pataula EMC; therefore, Pataula's information was reported with Cobb's. However, the service territory and customers previously transferred from Pataula to Cobb were transferred to Diverse Power Corporation in 2013. Pataula's information is now reported with Diverse Power's.

 FINANCIAL AND STATISTICAL INFORMATION FOR THE
38 MEMBERS OF OGLETHORPE POWER CORPORATION

Table 6
CONDENSED BALANCE SHEET INFORMATION OF EACH MEMBER
(as of December 31)

	Altamaha	Amicalola	Canoochee	Carroll	Central Georgia	Coastal	Cobb (2)	Colquitt	Coweta- Fayette	Diverse (2)
2014
ASSETS
Total Utility Plant (1)	$103,702,328	$191,419,986	$132,340,029	$244,397,261	$208,721,343	$91,022,394	$843,919,715	$253,677,771	$312,936,348	$194,167,829
Depreciation	30,954,887	67,483,774	37,476,955	71,965,848	52,644,082	18,357,438	254,568,792	68,121,391	98,618,901	65,459,430

Net Plant	72,747,441	123,936,212	94,863,074	172,431,413	156,077,261	72,664,956	589,350,924	185,556,380	214,317,447	128,708,399
Other Assets	36,895,799	25,153,763	24,343,139	55,683,076	52,270,618	19,181,564	286,749,924	54,110,907	86,585,569	26,723,408

Total Assets	$109,643,240	$149,089,975	$119,206,213	$228,114,489	$208,347,879	$91,846,520	$876,100,847	$239,667,287	$300,903,016	$155,431,807

EQUITY & LIABILITIES
Equity	$66,992,352	$69,421,254	$54,942,651	$84,459,686	$76,993,830	$29,022,386	$378,571,057	$104,427,269	$122,649,928	$57,861,309
Long-term Debt	34,502,373	44,742,781	45,639,555	108,424,172	112,608,767	51,879,842	424,452,744	98,327,380	150,700,430	78,143,509
Other Liabilities	8,148,515	34,925,940	18,624,007	35,230,631	18,745,282	10,944,292	73,077,046	36,912,638	27,552,658	19,426,989

Total Equity and Liabilities	$109,643,240	$149,089,975	$119,206,213	$228,114,489	$208,347,879	$91,846,520	$876,100,847	$239,667,287	$300,903,016	$155,431,807

2013
ASSETS
Total Utility Plant (1)	$98,931,967	$188,143,252	$127,661,371	$233,381,027	$200,478,589	$87,457,551	$814,308,356	$236,738,439	$304,122,401	$184,889,850
Depreciation	29,978,721	63,203,982	35,879,871	66,590,386	48,886,572	17,641,042	227,698,981	66,629,919	91,990,201	62,929,271

Net Plant	68,953,246	124,939,270	91,781,500	166,790,641	151,592,017	69,816,509	586,609,376	170,108,520	212,132,200	121,960,579
Other Assets	32,647,077	25,456,061	24,092,358	54,379,719	53,833,690	19,955,924	330,395,656	58,398,480	84,087,973	24,097,469

Total Assets	$101,600,323	$150,395,331	$115,873,858	$221,170,360	$205,425,707	$89,772,433	$917,005,031	$228,507,000	$296,220,173	$146,058,048

EQUITY & LIABILITIES
Equity	$65,693,794	$68,421,455	$51,444,387	$84,669,415	$72,585,475	$27,941,519	$390,588,067	$88,739,880	$115,537,268	$56,691,824
Long-term Debt	28,615,928	47,114,563	48,120,618	104,179,818	114,050,466	50,602,949	431,490,477	95,353,093	152,835,087	74,393,814
Other Liabilities	7,290,601	34,859,313	16,308,853	32,321,127	18,789,766	11,227,965	94,926,487	44,414,027	27,847,818	14,972,410

Total Equity and Liabilities	$101,600,323	$150,395,331	$115,873,858	$221,170,360	$205,425,707	$89,772,433	$917,005,031	$228,507,000	$296,220,173	$146,058,048

2012
ASSETS
Total Utility Plant (1)	$95,419,373	$184,288,223	$123,968,375	$227,559,342	$194,482,301	$83,132,960	$808,583,433	$227,579,712	$295,934,368	$145,652,180
Depreciation	29,561,613	58,152,027	33,529,536	60,559,056	44,666,100	16,064,513	217,611,446	63,712,883	85,582,382	56,930,043

Net Plant	65,857,760	126,136,196	90,438,839	167,000,286	149,816,201	67,068,447	590,971,987	163,866,829	210,351,986	88,722,137
Other Assets	32,165,728	25,368,516	21,518,866	55,335,786	47,441,170	20,250,071	327,421,581	56,286,138	77,977,314	23,401,196

Total Assets	$98,023,488	$151,504,712	$111,957,705	$222,336,072	$197,257,371	$87,318,518	$918,393,568	$220,152,967	$288,329,300	$112,123,333

EQUITY & LIABILITIES
Equity	$64,228,071	$67,251,940	$46,854,205	$81,867,328	$71,062,071	$26,622,384	$384,577,503	$92,219,988	$107,626,137	$52,398,137
Long-term Debt	26,870,299	48,897,713	49,042,048	109,964,660	109,291,102	54,857,210	418,439,859	93,961,653	155,173,199	47,895,878
Other Liabilities	6,925,118	35,355,059	16,061,452	30,504,084	16,904,198	5,838,924	115,376,206	33,971,326	25,529,964	11,829,318

Total Equity and Liabilities	$98,023,488	$151,504,712	$111,957,705	$222,336,072	$197,257,371	$87,318,518	$918,393,568	$220,152,967	$288,329,300	$112,123,333

	Middle Georgia	Mitchell	Ocmulgee	Oconee	Okefenoke	Planters	Rayle	Satilla	Sawnee	Slash Pine
2014
ASSETS
Total Utility Plant (1)	$46,243,283	$149,097,282	$55,065,860	$71,172,041	$165,697,101	$69,054,523	$96,571,352	$189,465,711	$528,800,766	$35,038,617
Depreciation	8,655,362	33,685,800	16,545,901	18,357,361	51,192,109	20,760,254	33,713,705	40,780,506	119,028,994	9,334,015

Net Plant	37,587,921	115,411,482	38,519,959	52,814,680	114,504,992	48,294,269	62,857,647	148,685,205	409,771,772	25,704,602
Other Assets	8,216,651	29,779,138	10,999,201	19,767,938	35,439,822	21,381,056	18,128,755	55,091,341	152,539,098	10,931,736

Total Assets	$45,804,572	$145,190,620	$49,519,160	$72,582,618	$149,944,814	$69,675,325	$80,986,402	$203,776,546	$562,310,870	$36,636,338

EQUITY & LIABILITIES
Equity	$17,769,105	$73,728,365	$23,780,520	$24,579,941	$52,479,923	$34,527,891	$20,688,251	$87,154,089	$214,635,760	$14,668,822
Long-term Debt	23,995,262	45,715,118	17,774,768	38,836,756	73,745,142	24,996,892	48,175,502	72,991,885	208,358,080	15,266,775
Other Liabilities	4,040,205	25,747,137	7,963,872	9,165,921	23,719,749	10,150,542	12,122,649	43,630,572	139,317,030	6,700,741

Total Equity and Liabilities	$45,804,572	$145,190,620	$49,519,160	$72,582,618	$149,944,814	$69,675,325	$80,986,402	$203,776,546	$562,310,870	$36,636,338

2013
ASSETS
Total Utility Plant (1)	$44,269,456	$144,453,845	$53,477,901	$69,558,114	$162,993,478	$65,844,536	$93,179,626	$183,098,754	$509,526,066	$33,203,084
Depreciation	7,602,252	31,701,289	15,379,184	16,615,787	48,627,060	20,094,940	31,949,246	37,637,720	112,444,652	8,683,636

Net Plant	36,667,204	112,752,556	38,098,717	52,942,327	114,366,418	45,749,596	61,230,380	145,461,034	397,081,414	24,519,448
Other Assets	10,171,710	29,988,668	10,818,154	18,503,378	29,722,858	17,727,530	16,804,909	48,868,341	128,792,277	12,268,557

Total Assets	$46,838,914	$142,741,224	$48,916,871	$71,445,705	$144,089,276	$63,477,126	$78,035,289	$194,329,375	$525,873,691	$36,788,005

EQUITY & LIABILITIES
Equity	$16,136,683	$73,089,515	$22,012,266	$23,004,912	$50,919,037	$32,742,305	$19,660,302	$85,323,819	$214,186,818	$14,472,611
Long-term Debt	24,856,225	48,193,737	19,161,354	34,866,991	76,499,241	23,466,351	45,816,173	73,047,036	187,459,880	15,126,416
Other Liabilities	5,846,006	21,457,972	7,743,251	13,573,802	16,670,998	7,268,470	12,558,814	35,958,520	124,226,993	7,188,978

Total Equity and Liabilities	$46,838,914	$142,741,224	$48,916,871	$71,445,705	$144,089,276	$63,477,126	$78,035,289	$194,329,375	$525,873,691	$36,788,005

2012
ASSETS
Total Utility Plant (1)	$41,905,537	$138,851,820	$52,197,340	$68,129,472	$160,532,416	$63,115,323	$89,409,000	$176,719,681	$488,644,582	$32,400,881
Depreciation	7,341,798	29,661,219	14,351,941	15,668,402	45,348,802	20,123,434	29,978,817	34,480,020	105,969,720	8,173,319

Net Plant	34,563,739	109,190,601	37,845,399	52,461,070	115,183,614	42,991,889	59,430,183	142,239,661	382,674,862	24,227,562
Other Assets	8,108,082	26,850,426	9,620,562	16,399,557	26,112,592	17,370,034	16,866,510	44,010,240	98,960,537	9,526,307

Total Assets	$42,671,821	$136,041,027	$47,465,961	$68,860,627	$141,296,206	$60,361,923	$76,296,693	$186,249,901	$481,635,399	$33,753,869

EQUITY & LIABILITIES
Equity	$16,788,737	$70,792,374	$20,624,452	$22,714,858	$49,993,855	$31,603,620	$19,728,207	$83,307,487	$205,630,729	$13,285,068
Long-term Debt	20,939,908	40,657,259	19,074,731	33,220,056	74,735,642	21,593,635	46,687,808	71,518,701	170,092,205	13,622,772
Other Liabilities	4,943,176	24,591,394	7,766,778	12,925,713	16,566,709	7,164,668	9,880,678	31,423,713	105,912,465	6,846,029

Total Equity and Liabilities	$42,671,821	$136,041,027	$47,465,961	$68,860,627	$141,296,206	$60,361,923	$76,296,693	$186,249,901	$481,635,399	$33,753,869

Footnotes:

(1)
Including construction work in progress.

(2)
In 2012, Cobb owned the distribution system and served the load of Pataula EMC; therefore, Pataula's information was reported with Cobb's. However, the service territory and customers previously transferred from Pataula to Cobb were transferred to Diverse Power Corporation in 2013. Pataula's information is now reported with Diverse Power's.

Table 6 (continued)

	Excelsior	Flint	Grady	GreyStone	Habersham	Hart	Irwin	Jackson	Jefferson	Little Ocmulgee
2014
ASSETS
Total Utility Plant (1)	$77,541,273	$378,110,540	$97,409,739	$455,059,562	$144,670,028	$164,643,500	$85,013,762	$918,813,985	$154,642,510	$58,037,474
Depreciation	20,612,448	111,429,282	22,742,170	104,666,337	61,225,591	52,089,446	26,312,218	271,425,477	41,805,845	13,038,941

Net Plant	56,928,825	266,681,258	74,667,569	350,393,225	83,444,437	112,554,054	58,701,544	647,388,508	112,836,665	44,998,533
Other Assets	26,125,157	62,400,143	24,797,610	138,665,444	40,951,216	61,432,184	13,162,082	247,006,868	40,846,034	9,892,912

Total Assets	$83,053,982	$329,081,401	$99,465,179	$489,058,669	$124,395,653	$173,986,238	$71,863,626	$894,395,376	$153,682,699	$54,891,445

EQUITY & LIABILITIES
Equity	$47,648,336	$119,162,754	$44,971,335	$209,412,721	$44,569,792	$73,595,225	$22,748,603	$364,489,846	$66,833,591	$18,176,888
Long-term Debt	25,648,032	145,671,654	38,263,196	227,883,090	62,747,454	72,975,099	44,053,244	408,081,586	58,243,132	28,340,602
Other Liabilities	9,757,614	64,246,993	16,230,648	51,762,858	17,078,407	27,415,914	5,061,779	121,823,944	28,605,976	8,373,955

Total Equity and Liabilities	$83,053,982	$329,081,401	$99,465,179	$489,058,669	$124,395,653	$173,986,238	$71,863,626	$894,395,376	$153,682,699	$54,891,445

2013
ASSETS
Total Utility Plant (1)	$75,334,003	$365,022,728	$94,021,794	$444,050,297	$142,262,634	$160,747,740	$81,971,677	$879,191,715	$149,245,937	$56,313,397
Depreciation	19,480,087	105,922,473	21,371,807	100,606,905	57,048,759	49,079,986	24,754,555	253,561,461	39,432,689	12,338,632

Net Plant	55,853,916	259,100,255	72,649,987	343,443,392	85,213,875	111,667,754	57,217,122	625,630,254	109,813,248	43,974,765
Other Assets	22,416,731	89,432,408	23,465,704	138,307,780	40,223,345	48,307,934	12,796,886	246,883,921	46,193,011	9,069,493

Total Assets	$78,270,647	$348,532,663	$96,115,691	$481,751,172	$125,437,220	$159,975,688	$70,014,008	$872,514,175	$156,006,259	$53,044,258

EQUITY & LIABILITIES
Equity	$45,787,203	$115,787,053	$43,472,741	$201,296,708	$40,017,856	$67,971,665	$20,970,941	$345,426,456	$65,643,304	$17,541,985
Long-term Debt	23,763,045	173,013,397	32,281,855	227,022,869	64,796,917	66,023,607	44,302,545	410,337,289	62,877,309	26,830,227
Other Liabilities	8,720,399	59,732,213	20,361,095	53,431,595	20,622,447	25,980,416	4,740,522	116,750,430	27,485,646	8,672,046

Total Equity and Liabilities	$78,270,647	$348,532,663	$96,115,691	$481,751,172	$125,437,220	$159,975,688	$70,014,008	$872,514,175	$156,006,259	$53,044,258

2012
ASSETS
Total Utility Plant (1)	$72,872,216	$349,173,168	$89,870,541	$429,328,185	$138,177,522	$157,243,830	$79,182,415	$845,749,495	$142,927,700	$54,714,531
Depreciation	54,680,569	98,915,404	19,538,412	90,867,677	52,603,579	45,744,298	23,472,637	236,657,700	37,031,193	12,677,406

Net Plant	18,191,647	250,257,764	70,332,129	338,460,508	85,573,943	111,499,532	55,709,778	609,091,795	105,896,507	42,037,125
Other Assets	56,694,148	81,649,268	21,923,384	118,098,474	38,192,166	43,967,329	11,661,636	221,108,564	49,216,616	11,391,907

Total Assets	$74,885,795	$331,907,032	$92,255,513	$456,558,982	$123,766,109	$155,466,861	$67,371,414	$830,200,359	$155,113,123	$53,429,032

EQUITY & LIABILITIES
Equity	$44,145,811	$114,890,140	$41,832,834	$192,048,825	$38,670,250	$66,776,323	$22,409,843	$330,465,791	$62,208,390	$17,045,668
Long-term Debt	22,520,191	164,162,298	33,709,793	215,711,180	67,391,603	61,616,308	40,458,367	394,804,270	63,920,706	29,262,225
Other Liabilities	8,219,793	52,854,594	16,712,886	48,798,977	17,704,256	27,074,230	4,503,204	104,930,298	28,984,027	7,121,139

Total Equity and Liabilities	$74,885,795	$331,907,032	$92,255,513	$456,558,982	$123,766,109	$155,466,861	$67,371,414	$830,200,359	$155,113,123	$53,429,032

	Snapping Shoals	Southern Rivers	Sumter	Three Notch	Tri- County	Upson	Walton	Washington		MEMBER TOTAL
2014
ASSETS
Total Utility Plant (1)	$263,740,894	$76,305,285	$110,543,526	$68,036,779	$112,491,167	$27,467,785	$396,063,905	$79,955,467		$7,651,058,721
Depreciation	93,823,152	22,375,890	26,343,740	20,029,231	22,675,101	9,738,278	134,798,386	27,080,405		2,199,917,443

Net Plant	169,917,742	53,929,395	84,199,786	48,007,548	89,816,066	17,729,507	261,265,519	52,875,062		5,451,141,278
Other Assets	66,099,345	18,642,953	28,448,172	20,084,015	19,220,023	16,510,526	203,757,828	22,668,387		2,090,683,401

Total Assets	$236,017,087	$72,572,348	$112,647,958	$68,091,562	$109,036,089	$34,240,033	$465,023,347	$75,543,449		$7,541,824,679

EQUITY & LIABILITIES
Equity	$91,467,795	$25,598,424	$53,459,512	$28,637,695	$38,912,446	$17,474,048	$204,832,775	$39,190,917		$3,120,537,092
Long-term Debt	80,162,498	33,639,834	48,542,607	35,072,798	61,057,965	12,033,940	120,940,166	29,780,149		3,252,414,779
Other Liabilities	64,386,794	13,334,090	10,645,839	4,381,069	9,065,678	4,732,045	139,250,406	6,572,383		1,168,872,808

Total Equity and Liabilities	$236,017,087	$72,572,348	$112,647,958	$68,091,562	$109,036,089	$34,240,033	$465,023,347	$75,543,449		$7,541,824,679

2013
ASSETS
Total Utility Plant (1)	$257,769,338	$73,035,490	$105,903,137	$64,902,416	$109,520,507	$26,994,902	$394,986,696	$77,521,392		$7,394,513,463
Depreciation	87,233,634	20,748,888	24,578,452	19,327,653	21,418,721	9,130,511	135,936,567	26,264,110		2,070,400,602

Net Plant	170,535,704	52,286,602	81,324,685	45,574,763	88,101,786	17,864,391	259,050,129	51,257,282		5,324,112,862
Other Assets	53,505,705	18,111,364	27,925,740	20,832,944	19,687,322	14,093,681	187,080,191	22,553,825		2,071,898,774

Total Assets	$224,041,409	$70,397,966	$109,250,425	$66,407,707	$107,789,108	$31,958,072	$446,130,320	$73,811,107		$7,396,011,635

EQUITY & LIABILITIES
Equity	$91,606,042	$23,526,900	$51,121,270	$25,537,458	$37,052,456	$16,263,622	$196,475,904	$38,340,990		$3,017,701,906
Long-term Debt	78,430,927	34,981,923	47,510,527	34,109,010	63,822,510	11,170,501	142,467,865	28,660,891		3,267,653,431
Other Liabilities	54,004,440	11,889,143	10,618,628	6,761,239	6,914,142	4,523,949	107,186,551	6,809,226		1,110,656,298

Total Equity and Liabilities	$224,041,409	$70,397,966	$109,250,425	$66,407,707	$107,789,108	$31,958,072	$446,130,320	$73,811,107		$7,396,011,635

2012
ASSETS
Total Utility Plant (1)	$252,954,380	$70,680,733	$101,825,434	$60,915,043	$104,674,372	$26,647,872	$387,796,776	$75,056,886		$7,138,297,418
Depreciation	81,697,961	19,894,340	23,247,624	18,244,083	20,139,717	8,384,178	126,798,767	25,536,758		1,973,599,374

Net Plant	171,256,419	50,786,393	78,577,810	42,670,960	84,534,655	18,263,694	260,998,009	49,520,128		5,164,698,044
Other Assets	42,677,700	17,000,322	25,410,732	19,785,283	18,876,457	13,062,947	184,531,282	23,376,367		1,959,615,795

Total Assets	$213,934,119	$67,786,715	$103,988,542	$62,456,243	$103,411,112	$31,326,641	$445,529,291	$72,896,495		$7,124,313,839

EQUITY & LIABILITIES
Equity	$92,100,673	$24,660,270	$49,546,686	$24,949,091	$35,755,619	$16,007,343	$180,323,103	$37,379,638		$2,920,393,449
Long-term Debt	76,301,014	32,303,427	44,025,445	31,584,591	60,703,346	11,298,286	160,660,850	29,510,547		3,166,480,785
Other Liabilities	45,532,432	10,823,018	10,416,411	5,922,561	6,952,147	4,021,012	104,545,338	6,006,310		1,037,439,605

Total Equity and Liabilities	$213,934,119	$67,786,715	$103,988,542	$62,456,243	$103,411,112	$31,326,641	$445,529,291	$72,896,495		$7,124,313,839

Footnotes:

(1)
Including construction work in progress.
(2)
In 2012, Cobb owned the distribution system and served the load of Pataula EMC; therefore, Pataula's information was reported with Cobb's. However, the service territory and customers previously transferred from Pataula to Cobb were transferred to Diverse Power Corporation in 2013. Pataula's information is now reported with Diverse Power's.

QuickLinks

  Exhibit 99.1
FINANCIAL AND STATISTICAL INFORMATION FOR 38 MEMBERS OF OGLETHORPE POWER CORPORATION
FINANCIAL AND STATISTICAL INFORMATION FOR THE 38 MEMBERS OF OGLETHORPE POWER CORPORATION
Table 1 SELECTED STATISTICS OF EACH MEMBER (as of December 31)
Table 1 (continued)
FINANCIAL AND STATISTICAL INFORMATION FOR THE 38 MEMBERS OF OGLETHORPE POWER CORPORATION
FINANCIAL AND STATISTICAL INFORMATION FOR THE 38 MEMBERS OF OGLETHORPE POWER CORPORATION
Table 4 ANNUAL REVENUES BY CONSUMER CLASS OF EACH MEMBER
FINANCIAL AND STATISTICAL INFORMATION FOR THE 38 MEMBERS OF OGLETHORPE POWER CORPORATION
Table 6 CONDENSED BALANCE SHEET INFORMATION OF EACH MEMBER (as of December 31)